May 1, 2018

DREYFUS SELECT MANAGERS LONG/SHORT FUND

Supplement to Statement of Additional Information
dated July 27, 2017, as revised or amended August 31, 2017,
September 29, 2017, December 29, 2017, February 1, 2018,

March 1, 2018, March 29, 2018 and May 1, 2018

The following information supplements and supersedes any contrary information contained in the fund's Statement of Additional Information:

The Sub-Investment Advisory Agreement between the Manager and Longhorn, a subadviser to the fund, has been terminated, effective May 12, 2018.  In addition, the Manager has engaged Gotham Asset Management, LLC ("Gotham" and collectively with CRM, Dalton, Ramius, Sirios and Three Bridges, the "Sub-Advisers") to serve as an additional subadviser to the fund and to provide day-to-day management of that portion of the fund's assets allocated to Gotham, effective on or about May 14, 2018.

Gotham is a Delaware limited liability company formed in 2008.  Gotham is located at 535 Madison Avenue, 30th Floor, New York, New York 10022.  Joel Greenblatt and Robert Goldstein are the portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Gotham.  As of March 31, 2018, Gotham had approximately $5.3 billion in assets under management.

Joel Greenblatt and Robert Goldstein are deemed to control Gotham through their control of Gotham Asset Management Holdings, LP, which owns 100% of Gotham and as Managing Principals of Gotham.

Portfolio Manager Compensation − Gotham.   The portfolio managers do not earn a salary for their management of the portion of the fund's portfolio that is managed by Gotham.  Each portfolio manager owns an equity interest in the parent of Gotham and is therefore entitled to receive a share of Gotham's profits.  To the extent that serving as a subadviser to the fund increases Gotham's profits, the portfolio managers will be compensated based on their equity interests in the parent of Gotham.

Additional Information About the Portfolio Managers.  The following table lists the number and types of accounts advised by Messrs. Greenblatt and Goldstein, the fund's primary portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Gotham, and assets under management in those accounts as of March 31, 2018:

Primary Portfolio Manager	Registered Investment Company Accounts	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Joel Greenblatt (Gotham)	22	$2.964B	32	$1.773B	11	$752.7M
Robert Goldstein (Gotham)	22	$2.964B	32	$1.773B	11	$752.7M

GRP5-SAI STK-0518

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees
Joel Greenblatt (Gotham)	Other Pooled Investment Vehicles Other Accounts	11 4	$1.326B $478.3M
Robert Goldstein (Gotham)	Other Pooled Investment Vehicles Other Accounts	11 4	$1.326B $478.3M

As of the date of this Supplement, none of the portfolio managers listed above beneficially owned any shares of the fund.